ORIGINAL ELECTRONICALLY TRANSMITTED TO THE SECURITIES AND
                 EXCHANGE COMMISSION ON MARCH 31, 1994
                                   Registration No. 33-

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM S-8
                        REGISTRATION STATEMENT
                                 UNDER
                      THE SECURITIES ACT OF 1933


              INTERNATIONAL BUSINESS MACHINES CORPORATION
        (Exact name of Registrant as specified in its charter)


                New York                     13-0871985
             (State or other              (I.R.S. Employer
             jurisdiction of             Identification No.)
            incorporation or
              organization)

                        Armonk, New York 10504
     (Address of principal executive offices, including zip code)

                  IBM 1989 LONG-TERM PERFORMANCE PLAN
                       (Full title of the plan)


                            JOHN E. HICKEY
                               Secretary
              International Business Machines Corporation
                        Armonk, New York 10504
                            (914) 765-1900
     (Name, address and telephone number, including area code, of agent for service)


                              Copies to:

                            Robert Rosenman
                        Cravath, Swaine & Moore
                           825 Eighth Avenue
                       New York, New York 10019

                    CALCULATION OF REGISTRATION FEE

                                 Proposed   Proposed
       Title of                  maximum     maximum
      securities                 offering   aggregate    Amount of
         to be    Amount to be  price per   offering    registration
      registered   registered   share<F2>   price<F2>       fee

     Capital
     Stock, par  4,800,000<F1>  $53.56    $257,088,000    $88,652
     value $1.25
     per share

     [FN]

     <F1> There are also registered an indeterminate number of
          additional shares of Capital Stock which may be necessary to adjust the number of shares for issuance pursuant to the IBM 1989 Long-Term Performance Plan as the result of any future stock split, stock dividend or similar adjustment to the outstanding Capital Stock.

     <F2> Estimated solely for the purpose of calculating the
          registration fee. Pursuant to Rule 457(h) and Rule 457(c), the proposal maximum offering price per share and the registration fee are based on the reported average of the high and low prices for IBM Capital Stock on the New York Stock Exchange on March 28, 1994.

                                PART II

            INFORMATION REQUIRED IN REGISTRATION STATEMENT

     Item 3.  Incorporation of Documents by Reference.

               The following documents which have heretofore been filed by International Business Machines Corporation (the "Registrant") (File No. 1-2360) with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated by reference herein and shall be deemed to be a part hereof:

               (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993.

               (b) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year ended December 31, 1993.

               (c) The description of the Registrant's Capital Stock contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

               All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities covered hereby then remaining unsold shall also be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from their respective dates of filing (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

               Any statement contained in an Incorporated
     Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

     Item 5.  Interests of Named Experts and Counsel.

               The legality of the Capital Stock offered pursuant to this Registration Statement has been passed upon for the Registrant by Robert S. Stone, Associate General Counsel of the Registrant. Mr. Stone owns, and has options to purchase, Capital Stock of the Registrant.

     Item 6.  Indemnification of Directors and Officers.

               Article 7 of the New York Business Corporation Law and the Registrant's Restated Certificate of Incorporation and By-Laws contain detailed provisions for indemnification of directors and officers of New York corporations against expenses, judgments, fines and settlements in connection with litigation.

               The Registrant's Directors' and Officers'
     Liability Insurance Policy provides for indemnification of the directors and officers of the Registrant against certain liabilities.

     Item 8.  Exhibits.

               Exhibit
                Number                  Description

                  5.1    Opinion of Robert S. Stone, Esq.*

                 23.1    Consent of Independent Accountants.*

                 23.2    Consent of Counsel (included in Exhibit
                         5.1).

                 24.1    Powers of Attorney.*
     ___________

     *Filed electronically herewith.


     Item 9.  Undertakings.

     A.  The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by
          Section 10(a)(3) of the Securities Act of 1933 (the
          "Securities Act");

              (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to

     Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefits plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                              SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Armonk, State of New York, on March 31, 1994.


                                   INTERNATIONAL BUSINESS
                                   MACHINES CORPORATION,

                                     By /s/ LAWRENCE A. ZIMMERMAN
                                       __________________________
                                         Lawrence A. Zimmerman
                                           Vice President and
                                               Controller

               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 31st day of March 1994.

               Signatures                       Title

                  *                Chairman of the Board and
     ____________________________  Chief Executive Officer
        Louis V. Gerstner, Jr.     (Principal Executive Officer)

                  *                Senior Vice President and
     _____________________________ Chief Financial Officer
             Jerome B. York        (Principal Financial Officer)

                   *               Vice President and Controller
     _____________________________ (Principal Accounting
           Lawrence A. Zimmerman   Officer)

                   *                          Director
     ______________________________
              Harold Brown

                   *                          Director
     ______________________________
             James E. Burke

                   *                          Director
     ______________________________
           Thomas F. Frist, Jr.

                   *                          Director
     ______________________________
              Fritz Gerber

                   *                          Director
     ______________________________
           Judith Richards Hope

                   *                          Director
     ______________________________
            Nannerl O. Keohane

                   *                          Director
     ______________________________
             Thomas S. Murphy

                   *                          Director
     ______________________________
               John R. Opel

                   *                          Director
     ______________________________
             John B. Slaughter

                   *                          Director
     ______________________________
             L. C. van Wachem

                   *                          Director
     ______________________________
           Edgar S. Woolard, Jr.


     *By: /s/ JOHN E. HICKEY
              John E. Hickey
              Attorney-in-Fact

                           INDEX TO EXHIBITS


       Exhibit                                     Sequentially
       Number              Description             Numbered Page

         5.1   Opinion of Robert S. Stone, Esq.*

        23.1   Consent of Independent
               Accountants.*

        23.2   Consent of Counsel (included in
               Exhibit 5.1).

        24.1   Powers of Attorney.*
     ____________

     *Filed electronically herewith.

                                                      EXHIBIT 5.1


              INTERNATIONAL BUSINESS MACHINES CORPORATION


                                                   March 31, 1994



     International Business Machines Corporation
     One Old Orchard Road
     Armonk, New York 10504

     Dear Sirs:

               I am Associate General Counsel of International Business Machines Corporation, a New York corporation (the "Company"), and am familiar with the Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933 (the "Act"), which you are filing with the Securities and Exchange Commission, and the 4,800,000 shares of Capital Stock, par value $1.25 per share, of the Company (the "Shares") being registered thereunder, which are to be issued pursuant to the IBM 1989 Long-Term Performance Plan (the "Plan").

               I have reviewed originals or copies certified or otherwise identified to my satisfaction of the Registration Statement and such other documents, corporate records and other instruments as I have deemed necessary or appropriate to enable me to render the opinions set forth below.

               Based upon the foregoing, I am of opinion that upon the due execution by the Corporation and the registration by its registrars of the Shares and the issuance and delivery thereof by the Corporation in accordance with the terms of the Plan, the Shares will be validly issued, fully paid and nonassessable.

               I hereby consent to the filing of this opinion as
     Exhibit 5.1 to the Registration Statement. In giving such consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Act.

                                   Very truly yours,

                                   /s/  ROBERT S. STONE

                                   Robert S. Stone
                                   Associate General Counsel


     8N

                                                     EXHIBIT 23.1


                  CONSENT OF INDEPENDENT ACCOUNTANTS


               We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 1994, which appears on page 19 of the 1993 Annual Report to Stockholders of International Business Machines Corporation, which is incorporated by reference in International Business Machines Corporation's Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page 7 of such Annual Report on Form 10-K.

     PRICE WATERHOUSE

     153 East 53rd Street
     New York, NY 10022
     March 31, 1994

                                                  EXHIBIT 24.1(a)


                           POWER OF ATTORNEY
                      OF IBM DIRECTOR AND OFFICER


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and officer of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of March
     1994.


                                   /s/ Louis V. Gerstner, Jr.
                                       _______________________

                                                  EXHIBIT 24.1(b)


                           POWER OF ATTORNEY
                            OF IBM OFFICER


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned officer of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of March
     1994.


                                   /s/ Jerome B. York
                                       _______________________

                                                  EXHIBIT 24.1(c)


                           POWER OF ATTORNEY
                            OF IBM OFFICER


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned officer of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint Jerome B. York and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of March
     1994.


                                   /s/ Lawrence A. Zimmerman
                                       _______________________

                                                  EXHIBIT 24.1(d)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ Harold Brown
                                       _______________________

                                                  EXHIBIT 24.1(e)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ James E. Burke
                                       _______________________

                                                  EXHIBIT 24.1(f)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ Thomas F. Frist, Jr.
                                       _______________________

                                                  EXHIBIT 24.1(g)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ Fritz Gerber
                                       _______________________

                                                  EXHIBIT 24.1(h)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ Judith Richards Hope
                                       _______________________

                                                  EXHIBIT 24.1(i)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ Nannerl O. Keohane
                                       _______________________

                                                  EXHIBIT 24.1(j)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ Thomas S. Murphy
                                       _______________________

                                                  EXHIBIT 24.1(k)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ John R. Opel
                                       _______________________

                                                  EXHIBIT 24.1(l)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ John B. Slaughter
                                       _______________________

                                                  EXHIBIT 24.1(m)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ L. C. van Wachem
                                       _______________________

                                                  EXHIBIT 24.1(n)


                           POWER OF ATTORNEY
                            OF IBM DIRECTOR


               KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 4,800,000 shares of IBM capital stock issuable under the IBM 1989 Long-Term Performance Plan, hereby constitute and appoint John F. Akers, Frank A. Metz, Jr., Robert Ripp, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of November, 1992.


                                   /s/ Edgar S. Woolard, Jr.
                                       _______________________